EXHIBIT 10.9

                                  WARRANT FORM
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                                                            WARRANT NO. ________

                                 T-REX OIL, INC.


THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


                         COMMON STOCK PURCHASE WARRANTS

                  THIS AGREEMENT, is effective as of ___________________, 20__ by and between T-Rex Oil, Inc., a Colorado corporation at 520 Zang Suite 250 St. Broomfield, Colorado 80021 (the "Company"), and ____________________________(the
"WARRANT HOLDER"):

                  WHEREAS, the Company has entered into a Purchase and Sale Agreement, effective as of ______________________, 20__, to acquire an oil and gas lease commonly described as the _________________ Lease and related assets located in the State of _____________, the ("_______________ Lease"); and

                  WHEREAS, the Company has agreed to grant Warrant Holder _____________ warrants with an exercise price of $____________ as partial payment for the purchase price of the ____________ Lease.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:

                  1. GRANT OF WARRANTS. The Company hereby grants to the Warrant Holder the right to purchase _____________ shares of the Common Stock of the Company, par value $.001 per share ("COMMON STOCK"), at the Exercise Price set forth below, at any time from the date hereof through the Expiration Date (the "WARRANTS").

     2. EXERCISE PRICE. The price of each share of Common Stock purchased pursuant to this Warrant shall be $__________ per share (the "EXERCISE PRICE").

     3. MANNER OF EXERCISE. (a) The Warrant Holder may exercise the Warrant (to the extent it is then exercisable), in whole or in part, with respect to any whole number of shares of Common Stock subject to the Warrants. The Warrant Holder shall exercise the Warrants by giving the Company written notice, in a form prescribed by the Company. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment, in cash or certified check or by official bank check, of an amount equal to the Exercise Price multiplied by the number of shares as to which the Warrants is being exercised. (b) Warrant Holder shall have the right to effect a cashless exercise of this Warrant, in whole or in part, by providing notice to the Company of its election of a cashless exercise and specifying the number of shares of Common Stock to be purchased, upon which the Company will issue Warrant Holder that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrant (or portion thereof), multiplied by the difference between the Exercise Price and the "Fair Market Value" (as defined below) by (y) the Fair Market Value. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Common Stock which were not acquired upon the exercise of the Warrant shall be issued to the Warrant Holder. Upon a cashless exercise of the Warrant pursuant to subsection (b) hereof, the holding period for purposes of Rule 144 shall tack back to the original date of issuance of the Warrant.

     For purposes of this Section 3, the Fair Market Value of shares of Common Stock delivered upon exercise of the Warrant shall (i) if "publicly traded" (as defined below), be valued at the highest closing price of the securities for the ten (10) trading day period ending on the trading day prior to the delivery to the Company of an exercise notice by the Warrant Holder or (ii) if not publicly traded, be valued in good faith by the Board of Directors of the Company, which shall be at least equal to the highest price in which the Company issued Common Stock to third party purchasers during the 12 months preceding the date of the exercise notice. "Publicly traded" means a security which is listed or admitted to unlisted trading privileges on a national securities exchange or as to which sales or bid and offer quotations are reported in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. or by either the OTC Markets Group, Inc. or the OTC Bulletin Board if not so reported by NASDAQ.

     4. DELIVERY OF STOCK CERTIFICATE. As soon as practicable after receipt of the notice and/or payment referred to in Section 3 above, the Company shall deliver to the Warrant Holder a certificate or certificates for the Common Stock; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require for compliance with any law, rule or regulation applicable to the issuance or transfer of shares. The certificate or certificates representing the shares as to which the Warrants has been exercised shall bear an appropriate legend setting forth any restrictions applicable to such shares.

     5. PIGGYBACK REGISTRATION RIGHTS. Whenever the Company proposes to register any shares of its Common Stock under the Securities Act of 1933 (the "Securities Act") (other than a registration effected solely to implement an employee benefit plan), whether for its own account or for the account of one or more stockholders of the Company, the Company shall give prompt written notice to the Warrant Holder of its intention to file such a registration statement, and shall include in such a registration statement all shares of Common Stock with respect to which the Company has received written requests for inclusion from the Warrant Holder.

     6. ASSURANCES. Prior to or concurrently with delivery by the Company to the Warrant Holder of a certificate(s) representing such Common Stock, the Warrant Holder shall, if the Common Stock is not registered under the Securities Act, give assurance reasonably satisfactory to the Company that such Common Stock is being purchased for investment (unless such assurance is not necessary, as determined by the Company) and not with a view to the distribution thereof other than in compliance with the registration provisions of the Securities Act or any exemption therefrom, and the Warrant Holder shall give such other assurance and take such other action as the Company shall reasonably require to secure compliance with any law, rule or regulation applicable to the issuance of shares.

     7. EXPIRATION OF WARRANTS. The Warrants and all rights of the Warrant Holder to purchase shares of Common Stock hereunder shall expire on the _____ anniversary of the Closing (as such term is defined in the Purchase and Sale Agreement) (the "Expiration Date").

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     8.  NOTICE.  All  notices,  request,  demands,  waivers and  communications required or permitted to be given hereunder shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile, as follows:

        (a)       If to Company, to it at:

                  T-Rex Oil, Inc.
                  520 Zang Street
                  Broomfield, CO 80021

                  If to Warrant Holder, to:





or to such other address as either party hereto shall specify by notice in writing to the other party in accordance with this Section. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing.

     9. ADJUSTMENT. If the Company at any time shall, (i) by reclassification or exchange of securities or otherwise, change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, (ii) subdivide or split its Common Stock into a larger or smaller number of outstanding Common Stock, (iii) make, issue, fix a record date for or pay a dividend or other distribution in Common Stock or other securities with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrants) or (iv) any other capital reorganization of the capital stock of the Company, the Warrants shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrant Holder exercised its rights with respect to all of the Common Stock then represented by these Warrants immediately prior to such action set forth in (i)-(iv) and the exercise price shall be adjusted accordingly.

     10. NO STOCKHOLDER RIGHTS. The Warrant Holder shall have no rights as a stockholder with respect to shares of Common Stock subject to the Warrants until payment for such shares shall have been made in full and until the date of the issuance of stock certificates for such shares.

     11. CHANGE OF CONTROL. In case of any capital reorganization of the capital stock of the Company (other than a combination, stock split, reverse stock split, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company, then, and in each such case as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Warrant Holder shall thereafter be entitled to receive upon exercise of these Warrants until the Expiration Date and upon payment of the Exercise Price (or exercise of the Warrant Holder's cashless exercise option), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the Common Stock deliverable upon exercise of these Warrants would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if these Warrants had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 11.

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     12.  NONTRANSFERABILITY.  The Warrants is not  transferable,  other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Warrant Holder only by the Warrant Holder, or the Warrant
Holder's guardian or legal representative. The term "Warrant Holder" shall include any person having rights to exercise the Warrants under the Plan. In the event of any attempt by the Warrant Holder to transfer, assign, pledge, hypothecate or otherwise dispose of the Warrants or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Warrants by notice to the Warrant Holder and it shall thereupon become null and void.

     13. RIGHT OF FIRST REFUSAL. In the event Warrant Holder proposes to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Agreement, or any interest in such Common Stock, and the Company, or any successor, is not then required to file reports pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, then the Company shall have a ten day right of first refusal with respect to such Common Stock on the same terms offered to such third party.

     14. LOCK-UP AGREEMENT. The Warrant Holder agrees that in connection with an underwritten public offering of Common Stock, upon the request of the principal underwriter managing such public offering, this Warrants and the shares of Common Stock subject to the Warrants may not be sold, offered for sale or similar financial effect or otherwise disposed of without the prior written consent of such underwriter for a period of up to 180 days after the effectiveness of the Registration Statement filed in connection with such offering; provided the Company's officers, directors and 5% shareholders agree to be similarly bound. The Warrant Holder further agrees to sign such further documents which the Warrant Holder is requested to sign to give this Section effect. The lock-up agreement established pursuant to this Section 14 shall have perpetual duration.

     15. CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado.

                            [SIGNATURE PAGE FOLLOWS]



































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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.

T-REX OIL, INC.



By:
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Name: Donald Walford
Title:  CEO



WARRANT HOLDER


BY:
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